UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2026

CRAWFORD UNITED CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	000-00147	34-0288470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10514 Dupont Avenue, Suite 200, Cleveland, Ohio	44108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 243-2614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Introductory Note.

On February 6, 2026, SPX Enterprises, LLC, a Delaware limited liability company (“Parent”), completed its previously announced acquisition of Crawford United Corporation, an Ohio corporation (the “Company”), through the merger of Project King Acquisition, Inc., an Ohio corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 5, 2025, by and among the Company, Merger Sub, and Parent (the “Merger Agreement”).

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a certification and notice on Form 15 under the Exchange Act requesting the deregistration of Class A Common Shares (as defined below) under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of Class A common capital stock, without par value (the “Class A Common Shares”), and Class B common capital stock, without par value (the “Class B Common Shares” and, together with the Class A Common Shares, the “Company Common Shares”), other than Company Common Shares owned by (i) the Company, any subsidiary of the Company, Parent, Merger Sub or any other subsidiary of Parent and (ii) shareholders of the Company who have validly exercised their statutory dissenters’ rights under the Ohio Revised Code (the “ORC”), was converted into the right to receive, after adjustments for satisfaction of indebtedness and payment of expenses, cash consideration of $83.86360 per share, without interest and subject to any required withholding of taxes (the “Merger Consideration”).

At the Effective Time, each restricted stock award of the Company outstanding immediately prior to the Effective Time became fully vested, and the holder thereof became entitled to receive the Merger Consideration in respect of each Company Common Share underlying such award.

The foregoing summary description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on December 8, 2025, which is incorporated by reference into this Item 2.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01, and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the Effective Time, the shareholders of the Company as of immediately prior to the Effective Time ceased to have any rights as shareholders of the Company other than the right to receive the Merger Consideration (in accordance with the terms of the Merger Agreement).

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.03, Item 5.02, and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, each of Ambassador Edward F. Crawford, Matthew V. Crawford, Luis E. Jimenez, Brian E. Powers, Steven H. Rosen, Kirin M. Smith, and James W. Wert resigned from his respective position as a member of the Company’s board of directors, including from any and all committees thereof, effective as of the Effective Time. The resignations described in the preceding sentence were tendered in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies, or practices. At the Effective Time, in accordance with the Merger Agreement, Daniel Whitman was appointed as sole director of the Company, until his successor is duly elected or appointed and qualified in accordance with applicable law.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Merger Agreement, the Company’s articles of incorporation and its regulations, as in effect immediately prior to the consummation of the Merger, were each amended and restated in their entirety, effective as of the Effective Time. Copies of the articles of incorporation and regulations of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of December 5, 2025, by and among SPX Enterprises, LLC, Project King Acquisition, Inc., and Crawford United Corporation (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by the Company with the SEC on December 8, 2025)

3.1	Second Amended and Restated Articles of Incorporation of Crawford United Corporation

3.2	Third Amended and Restated Regulations of Crawford United Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION (Registrant)

Date: February 6, 2026	By:	/s/ Brian E. Powers
Brian E. Powers
President and Chief Executive Officer

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